UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2014

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124

(Address of principal executive offices) (Zip Code)

(503) 615-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2014, TriQuint Semiconductor, Inc. (“TriQuint”) and RF Micro Devices, Inc. (“RFMD”) entered into an Agreement and Plan of Merger and Reorganization (“Merger Agreement”), pursuant to which RFMD and TriQuint agreed, on the terms and subject to the conditions of the Merger Agreement, to effect a strategic combination of their respective businesses through a “merger of equals” business combination transaction (the “Business Combination”) by (i) forming a new holding company (“HoldCo”); (ii) merging a newly-formed direct subsidiary of HoldCo with and into RFMD, with RFMD surviving such merger as a wholly owned direct subsidiary of HoldCo (such merger, the “RFMD Merger”); and (iii) merging a newly-formed direct subsidiary of HoldCo with and into TriQuint, with TriQuint surviving such merger as a wholly owned direct subsidiary of HoldCo (the “TriQuint Merger”).

Transaction Structure

Pursuant to the terms of the Merger Agreement, at the effective time of the RFMD Merger (the “RFMD Merger Effective Time”), by virtue of the RFMD Merger and without any action on the part of any shareholder, each share of common stock of RFMD, no par value per share (“RFMD Common Stock”), will be converted into the right to receive 0.25 of a share of common stock, par value $0.001 per share, of HoldCo (“HoldCo Common Stock”) (the exchange ratio of one share of RFMD Common Stock for 0.25 of a share of HoldCo Common Stock, the “RFMD Conversion Ratio”). The Merger Agreement provides that, at the RFMD Merger Effective Time, all RFMD equity awards as of immediately prior to the RFMD Effective Time will be assumed by HoldCo, except that such equity awards as were exercisable for or may be settled in shares of RFMD Common Stock will become exercisable for or able to be settled in shares of HoldCo Common Stock based on the RFMD Conversion Ratio.

Pursuant to the terms of the Merger Agreement, at the effective time of the TriQuint Merger (the “TriQuint Merger Effective Time”), by virtue of the TriQuint Merger and without any action on the part of any stockholder, each share of common stock of TriQuint, $0.001 par value per share (“TriQuint Common Stock”), will be converted into the right to receive 0.4187 of a share of HoldCo Common Stock (the exchange ratio of one share of TriQuint Common Stock for 0.4187 of a share of HoldCo Common Stock, the “TriQuint Conversion Ratio” and, together with the RFMD Conversion Ratio, the “Conversion Ratios”). The Merger Agreement provides that, at the TriQuint Merger Effective Time, all TriQuint equity awards as of immediately prior to the TriQuint Merger Effective Time will be assumed by HoldCo, except that such equity awards as were exercisable for or may be settled in shares of TriQuint Common Stock will become exercisable for or able to be settled in shares of HoldCo Common Stock based on the TriQuint Conversion Ratio.

The RFMD Merger Effective Time is expected to occur promptly after the TriQuint Merger Effective Time. At the closing of the transaction, the effect of the application of the Conversion Ratios will constitute a one-for-four reverse stock split resulting in approximately 145 million shares outstanding.

Listing of HoldCo Common Stock and Percentage Ownership of HoldCo

The shares of HoldCo Common Stock are expected to be listed on the Nasdaq Global Select Market.

Based on the number of shares of RFMD Common Stock and the number of shares of TriQuint Common Stock, in each case, expected to be issued and outstanding immediately prior to the RFMD Merger Effective Time and the TriQuint Merger Effective Time, respectively, it is expected that, immediately following the RFMD Merger Effective Time and the TriQuint Merger Effective Time, the former shareholders of RFMD and the former stockholders of TriQuint will each own approximately 50% of HoldCo.

Governance

HoldCo will have a Board of Directors consisting initially of ten directors, with five directors appointed from the existing board of each company. Mr. Robert A. Bruggeworth, President and Chief Executive Officer of RFMD, will be one of the five directors selected by RFMD, and Mr. Ralph G. Quinsey, President and Chief Executive Officer of TriQuint, will be one of the five directors selected by TriQuint.

Under the terms of the Merger Agreement, Mr. Bruggeworth will become the Chief Executive Officer of HoldCo, and Mr. Quinsey will become the non-executive Chairman of the HoldCo Board.

Merger Agreement

Each of RFMD and TriQuint has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants: (a) to conduct their respective businesses in the ordinary course, consistent with past practice, during the interim period between the execution of the Merger Agreement and the consummation of the Business Combination; (b) not to solicit proposals or enter into agreements relating to certain kinds of acquisition transactions during such period; (c) to convene and hold meetings of the shareholders of RFMD and the stockholders of TriQuint to approve the Business Combination; and (d) that, subject to certain exceptions, the Boards of Directors of RFMD and TriQuint will each recommend that their respective shareholders or stockholders approve the Business Combination.

Consummation of the RFMD Merger and the TriQuint Merger are each subject to customary conditions, including: (a) the approval of the Merger Agreement by the shareholders of RFMD and the stockholders of TriQuint; (b) expiration of the waiting period under applicable U.S. and foreign antitrust laws; (c) absence of any applicable restraining order or injunction prohibiting the Business Combination; (d) the effectiveness of a registration statement on Form S-4; (e) the absence of material adverse effect with respect to each of RFMD and TriQuint; (f) the accuracy of the representations and warranties of each party, subject to specified materiality thresholds; (g) performance in all material respects by each party of its obligations under the Merger Agreement; and (h) the delivery of customary tax opinions from counsel to RFMD and TriQuint.

The Merger Agreement contains termination rights for RFMD and TriQuint applicable upon: (a) a final non-appealable order or other action permanently restraining, enjoining or prohibiting the Business Combination; (b) the nine-month anniversary of the date of the Merger Agreement, subject to the extension of that time period until the first anniversary of the Merger Agreement to allow for satisfaction of specified conditions to the closing of the Business Combination; (c) the failure of either RFMD’s shareholders or TriQuint’s stockholders to approve the Business Combination by the required vote; (d) a breach by the other party that cannot be cured within 30 days’ notice of such breach, if such breach would result in the failure of the conditions to closing set forth in the Merger Agreement; (e) certain “triggering events,” including a change in recommendation relating to the Business Combination by the other party’s Board of Directors; and (f) in certain circumstances, RFMD’s or TriQuint’s entry into a contract with respect to a superior offer. If the Merger Agreement is terminated in certain circumstances, RFMD or TriQuint would be required to pay the other a termination fee of $66,700,000. If the Merger Agreement is terminated due to the failure of the shareholders of RFMD or the stockholders of TriQuint to approve the respective RFMD Merger or TriQuint Merger, RFMD or TriQuint, as the case may be, will be required to pay the other a fee of $17,100,000.

The foregoing description of the RFMD Merger, the TriQuint Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Business Combination. We have included the above summary of certain terms of the Merger Agreement and attached the Merger Agreement as an exhibit to this Form 8-K to provide you with information regarding the terms of the Merger Agreement. This summary and report are not intended to modify or supplement any factual disclosures about RFMD or TriQuint in our respective public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to RFMD or TriQuint. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the RFMD Merger or the TriQuint Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As described in the Merger Agreement, upon completion of the Business Combination, it is contemplated that Ralph Quinsey will step down as President and Chief Executive Officer and will assume the role of non-executive chairman of HoldCo’s board of directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On February 22, 2014, the TriQuint Board of Directors adopted an amendment to TriQuint’s Second Amended and Restated Bylaws (the “Amendment”) to designate the Court of Chancery of the State of Delaware as the sole and exclusive forum, unless the Company consents in writing to the selection of an alternative forum, for (i) any derivative action or proceeding brought on behalf of TriQuint, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of TriQuint to TriQuint or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, TriQuint’s Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws, as amended or (iv) any action asserting a claim governed by the internal affairs doctrine.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is included in this filing as Exhibit 3.2 and is incorporated into this report by reference.

Item 8.01.	Other Events

On February 24, 2014, TriQuint and RFMD issued a joint press release announcing that they have entered into the Merger Agreement. In addition, on February 24, 2014, TriQuint and RFMD held a joint webcast conference call to discuss the Business Combination and utilized a slide presentation during the conference call.

Copies of each of the joint press release and investor slide presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this report by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including but not limited to those regarding the Business Combination and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated, the future performance and trends of the combined businesses, the synergies expected to result from the Business Combination, and similar statements. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by RFMD’s shareholders and TriQuint’s stockholders; the possibility of litigation (including related to the transaction itself); RFMD and TriQuint’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; RFMD’s and TriQuint’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in RFMD’s and TriQuint’s SEC filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Neither RFMD nor TriQuint undertakes any obligation to update any forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Rocky Holding, Inc., a newly-formed holding company under RFMD (“HoldCo”), will file with the SEC a Form S-4 (the “Registration/Joint Proxy Statement”) which will include a registration statement and prospectus with respect to HoldCo’s shares to be issued in the Business Combination and a joint proxy statement of TriQuint and RFMD in connection with the Business Combination. The definitive Registration/Joint Proxy Statement will contain important information about the proposed Business Combination and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION/JOINT PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration/Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed by HoldCo, RFMD or TriQuint with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of TriQuint will be able to obtain free copies of the Registration/Joint Proxy Statement from TriQuint by contacting Investor Relations by mail at TriQuint Semiconductor, Inc., 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124, Attn: Investor Relations Department, by telephone at (503) 615-9413, or by going to TriQuint’s Investor Relations page on its corporate website at www.triquint.com; and security holders of RFMD will be able to obtain free copies of the Registration/Joint Proxy Statement from RFMD by contacting Investor Relations by mail at RF Micro Devices, Inc., 7628 Thorndike Road Greensboro, North Carolina 27409-9421, Attn: Investor Relations Department, by telephone at (336) 678-7088, or by going to RFMD’s Investor Relations page on its corporate web site at www.rfmd.com.

Participants in the Solicitation

RFMD, TriQuint and HoldCo and their respective directors, executive officers and various other members of management and employees may be deemed to be participants in the solicitation of proxies from RFMD’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of TriQuint or RFMD security holders in connection with the proposed Business Combination will be set forth in the Registration/Joint Proxy Statement when it is filed with the SEC. Information about TriQuint’s directors and executive officers is set forth in TriQuint’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2013, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 21, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from TriQuint by contacting Investor Relations by mail at TriQuint Semiconductor, Inc., 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124, Attn: Investor Relations Department, by telephone at (503) 615-9413, or by going to TriQuint’s Investor Relations page on its corporate web site at www.triquint.com. Information about RFMD’s directors and executive officers is set forth in RFMD’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2013, and its Annual Report on Form 10-K for the fiscal year ended March 30, 2013, which was filed with the SEC on May 24, 2013. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from RFMD by contacting Investor Relations by mail at RF Micro Devices, Inc., 7628 Thorndike Road Greensboro, North Carolina 27409-9421, Attn: Investor Relations Department, by telephone at (336) 678-7088, or by going to RFMD’s Investor Relations page on its corporate web site at www.rfmd.com. Additional information regarding the interests of these potential participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration/Joint Proxy Statement and the other relevant documents filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc.

3.2	Amendment to Second Amended and Restated Bylaws of TriQuint Semiconductor, Inc.

99.1	Press Release dated February 24, 2014.

99.2	Investor slide presentation presented on February 24, 2014.

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TriQuint hereby undertakes to supplementally furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Chief Financial Officer, Vice President of Finance and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc.

3.2	Amendment to Second Amended and Restated Bylaws of TriQuint Semiconductor, Inc.

99.1	Press Release dated February 24, 2014.

99.2	Investor slide presentation presented on February 24, 2014.

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TriQuint hereby undertakes to supplementally furnish copies of any of the omitted schedules and exhibits upon request by the SEC.